UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 25, 2009

Energy Focus, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24230	94-3021850
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

32000 Aurora Road, Solon, Ohio		44139
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	440-715-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Laurence V. Goddard, who had been serving as a member of the Company's Board of Directors, as well as a member of the Board's Audit and Finance Committee, resigned from these positions effective November 21, 2009.

On November 25, 2009, to fill the vacancy created by Mr. Goddard's resignation, the Directors elected R. Louis Schneeberger as a member of the Board and appointed him as a member of the Board’s Audit and Finance Committee. The Board determined that Mr. Schneeberger is an "independent director" as that term is defined by applicable listing standards of The Nasdaq Stock Market and rules of the Securities and Exchange Commission ("SEC").

Mr. Schneeberger, has been an owner, major shareholder, and Chief Financial Officer of Olympic Steel, Inc. (NASDAQ: ZEUS), Chairman of the Board of Royal Appliance Manufacturing Company, Inc. (formerly NYSE: RAM), and Chief Financial Officer of OM Group, Inc. (NYSE: OMG). Mr. Schneeberger has also assisted many other companies such as Anderson-DuBose, Austin Powder Company, Peco II, Inc., JumpStart, Inc., Knowledge Investment Partners and Libra Industries, Inc. as a consultant, CFO and/or board member. Mr. Schneeberger began his career with Arthur Andersen LLP for ten years with a focus on Mergers & Acquisitions and SEC matters.

As required by the terms of our 2008 Stock Incentive Plan, on November 25, 2009, the Board’s Compensation Committee granted to Mr. Schneeberger a nonqualified option to purchase 10,000 shares of our common stock at an exercise price of $0.71 per share, which is equal to the closing price of a share of EFOI’s common stock that day on The Nasdaq Global Market. The option has a term of ten years and vests in twelve equal monthly installments beginning December 26, 2009.

On December 1, 2009, the Company issued a press release announcing the change in Directors. A copy of the press release is furnished as Exhibit 99.1 and incorporated in this Report by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Focus, Inc.

December 1, 2009	By:	Joseph G. Kaveski

Name: Joseph G. Kaveski
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 1, 2009 - Energy Focus, Inc. Names Entrepreneur R. Louis Schneeberger to its Board of Directors